UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 7, 2009

Date of Report (date of earliest event reported)

OCCAM NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33069	77-0442752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6868 Cortona Drive
Santa Barbara, California 93117

(Address of principal executive offices)

(805) 692-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Occam Networks, Inc. (the “Company”) held on May 7, 2009, (the “2009 Annual Meeting”), the stockholders of the Company approved the Company’s amended and restated 2006 Equity Incentive Plan or 2006 Plan, which the Company’s Board of Directors previously approved.  The primary amendment to the 2006 Plan was to increase the number of shares reserved for issuance under the 2006 Plan by 900,000 from 4,174,689 to 5,074,689.

The 2006 Plan is described in detail in the Company’s 2009 proxy statement filed with the Securities and Exchange Commission in connection with the 2009 Annual Meeting.  The foregoing is qualified in its entirety by reference to the 2006 Plan which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1

2006 Equity Incentive Plan, as amended on April 1, 2009 (incorporated by reference to the Exhibit of the same number in the Registrant’s Registration Statement on Form S-8 filed on May 11, 2009 (File No. 333-159124).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCAM NETWORKS, INC.

/s/ Jeanne Seeley
Jeanne Seeley
Senior Vice President & Chief Financial Officer

Date: May 13, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1

2006 Equity Incentive Plan, as amended on April 1, 2009 (incorporated by reference to the Exhibit of the same number in the Registrant’s Registration Statement on Form S-8 filed on May 11, 2009 (File No. 333-159124).